1010

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 9, 2020

BIOCARDIA, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-21419	23-2753988
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

125 Shoreway Road, Suite B

San Carlos, California 94070

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (650) 226-0120

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	BCDA	The Nasdaq Capital Market
Warrant to Purchase Common Stock	BCDAW	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter) ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

Today, October 9, 2020, the Company has updated and reiterated the following corporate milestones, which are targeted for completion in the fourth quarter of 2020:

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BCDA-01: Pre-specified Data Safety Monitoring Board Review of all patients enrolled in the pivotal CardiAMP® Autologous Cell Therapy heart failure trial, including futility analysis, based on sixty patients treated in 2019 that will have reached the primary one-year follow-up endpoint at the time of analysis.

■	BCDA-02: First patient treated in activated pivotal CardiAMP® Autologous Cell Therapy chronic myocardial ischemia trial.

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BCDA-03: FDA acceptance of Phase I/II Investigational New Drug Application for our Allogenic Neurokinin-1 Receptor Positive Mesenchymal Stem Cell Therapy, for the treatment of ischemic heart failure in those whose cell potency assay score is low.

■	BCDA-01, BCDA-02, and BCDA-03: Publication of clinical safety review paper on dedicated proprietary biotherapeutic delivery system.

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BCDA-04: FDA acceptance of Phase I/II Investigational New Drug Application for our Allogenic Neurokinin-1 Receptor Positive Mesenchymal Stem Cell Therapy for the treatment of Acute Respiratory Distress Syndrome as a result of COVID-19.

Cautionary Statement Regarding Forward-Looking Statements

This filing contains “forward looking statements” made pursuant to the safe harbor provision of the Private Securities Litigation Reform Act of 1995 that are subject to certain risks and uncertainties, as well as assumptions, that could cause actual results to differ materially from historical results and those presently anticipated or projected. Forward-looking statements in this filing include the timing of patient treatment and the acceptance by the FDA of an Investigational New Drug application. These forward-looking statements and their implications are based on the current expectations of the management of the BioCardia only, and are subject to a number of factors and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. The following factors, among others, could cause actual results to differ materially from those described in the forward-looking statements: the registrant may encounter delays or obstacles in completing the pre-specified Data Safety Monitoring Board Review for BCDA-01 and in treating the first patient in its BCDA-02 trial; the INDs for BCDA-03 and BCDA-04 may not be accepted by the FDA; and publication of clinical safety papers may be delayed or not occur, which could cause the actual results or performance of BioCardia to differ materially from that contemplated in such forward-looking statements. BioCardia cautions investors not to place undue reliance on forward-looking statements, which speak only as of the date hereof. BioCardia disclaims any obligation to update these forward-looking statements. For a more detailed description of the risks and uncertainties affecting BioCardia, reference is made to BioCardia’s reports filed from time to time with the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOCARDIA, INC.

/s/ Peter Altman, Ph.D.
Peter Altman, Ph.D.
President and Chief Executive Officer

Date: October 9, 2020